UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     March 13, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        0-24393               13-3945947
    (State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)               File Number)          Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                   6021
(Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, Including the area code:   (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

     Aurora Gold has conducted preliminary exploration programs on the Sao Domingos property with the following encouraging results: High-grade rock chip sample results from several gold occurrences on the Sao Domingos property area confirm the potential for a large gold and poly metallic mineralized system. The rock chip sample results include the following results:

     -         19.40 g/t     Gold and 1.7% Copper and 24 g/t Silver;
     -         5.50 g/t Gold and 3.0% Copper and 50 g/t     Silver;
     -         2.73g/t Gold and 1.7% Copper and 31 g/t Silver;
     -         2.31 g/t Gold and 0.48% Copper and 27 g/t    Silver;
     -         10.04 g/t Gold and 0.1% Copper;
     -         16.36 g/t Gold and 5g/t Silver;
     -         3.56g/t Gold and 28g/t Silver;
     -         42.56g/t Gold and 20g/t Silver;
     -         16.64g/t Gold and 5g/t Silver;
     -         8.67 g/t Gold;
     -         6.63 g/t Gold;
     -         42.56g/t Gold and 20g/t Silver;
     -         3.57g/t Gold and 28g/t Silver;
     -         106g/t Silver;
     -         78g/t Silver and
     -         45g/t Silver.

These highly encouraging results, demonstrate the potential for a large mineralized system with high grades of Gold, Silver and Copper within a stock-work system, will now be the focus of further detailed investigation and exploration.

Aurora Gold intends to continue to evaluate the potential of the property with a more focused exploration program including a rock chip sampling program, detailed mapping, follow-up soil sampling and airborne geophysics with a view to fast-tracking a drilling program.

Aurora Gold has decided not to follow-up it's preliminary exploration program on the Novo Porto property and has decided not to exercise it's option to acquire the property.


Item 9.01     Financial Statements and Exhibits

(d)       Exhibits:

99.1 Aurora Gold Corporation news release issued March 13, 2006 and disseminated through the facilities of recognized newswire services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AURORA GOLD CORPORATION


Date: March 13, 2006                           by: /s/ A. Cameron Richardson
      --------------                               -------------------------
                                                       A. Cameron Richardson
                                                       CFO and Director


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